This presentation and discussion may contain forward-looking statements
regarding the future performance of the Company, including representations
about the Company's future financial performance, market conditions, the
long-term growth prospects of the Company and its markets, opportunities
for market share gains and acquisitions and performance of companies in
Astec's markets. These forward-looking statements reflect management’s
beliefs and assumptions.  They are not guarantees of performance and are
therefore subject to risks and uncertainties. The information in this
presentation is not an update or reaffirmation of previously disclosed
information. Future events and actual results could differ materially from
those expressed in or implied by the forward-looking statements. Factors
that could cause future events or actual results to differ materially from the
Company’s expectations include uncertainty in the economy, rising oil and
liquid asphalt prices, rising interest rates, changes in highway funding
availability, the timing of large contracts, production capacity, changes in
size and mix of backlog, seasonality and cyclicality in operating results,
seasonality of sales volumes, demand for the Company's products,
competitive activity and those other factors listed from time to time in the
Company’s reports filed with the SEC.

Company Statistics as of 6-30-2009
• 3,357 Employees
• 16 Companies
• 17 Manufacturing Plants Plus 14 Sales/Service
 Facilities
• 2.7 Million Sq. Ft. of Office and Manufacturing Space
• 50 States Served
• 144 Countries Shipped
• 180 Products Built

• Maintain profitability and positive cash flow for
 2H09 and 2010.
• Manage expenses in conjunction with market
 conditions.
• Develop new products to facilitate organic
 growth and utilize facilities.
• Acquisitions - Consider Synergistic Bolt-on
 Acquisitions.
• Prepare to return to growth as market conditions
 improve.
Strategic Objectives

• Federal Highway Funding
• Infrastructure Stimulus Package
• International Business & U.S. Dollar
• State Budgets
• Use of Recycle
• Oil Prices
• Steel Prices
• Customer Confidence
2009 Drivers

Telsmith, Inc.
Mequon, Wisconsin
Kolberg-Pioneer, Inc.
Yankton, South Dakota
Johnson Crushers International, Inc.
Eugene, Oregon
Breaker Technology Ltd.
Thornbury, Ontario, Canada
Astec Mobile Screens, Inc.
Sterling, Illinois
Osborn Engineered Products SA (Pty) Ltd
Johannesburg, South Africa
Aggregate and Mining Group

Aggregate and Mining Group
Telsmith
Kolberg-Pioneer
Johnson Crushers
Breaker Technology
Astec Mobile Screens
Osborn Engineered

Telsmith, Inc.

Telsmith, Inc.

Kolberg-Pioneer, Inc.

Kolberg-Pioneer, Inc.

Johnson Crushers International, Inc.

Breaker Technology Ltd.

Astec Mobile Screens, Inc.

Osborn Engineered Products SA (Pty) Ltd

Astec, Inc.
Chattanooga, Tennessee
Dillman Equipment - a division of Astec, Inc.
Prairie du Chien, Wisconsin
Heatec, Inc.
Chattanooga, Tennessee
CEI Enterprises, Inc.
Albuquerque, New Mexico
Asphalt Group

Asphalt Group
Astec
Heatec
CEI
Dillman
Astec Rossville Building

Astec, Inc.

Astec, Inc. (Dillman Equipment, a division of Astec, Inc.)

Heatec, Inc.

CEI Enterprises, Inc.

Roadtec, Inc.
Chattanooga, Tennessee
Carlson Paving Products, Inc.
Tacoma, Washington
Mobile Asphalt Paving Group

Mobile Asphalt Paving Group
Roadtec
Carlson Paving Products
Roadtec Riverside Building

Roadtec, Inc.

Roadtec, Inc.

Carlson Paving Products, Inc.

Astec Underground, Inc.
Loudon, Tennessee
American Augers, Inc.
West Salem, Ohio
Underground Group

Underground Group
Astec Underground
American Augers

Astec Underground, Inc.

American Augers, Inc.

American Augers, Inc.

Peterson Pacific Corp.
Eugene, Oregon
Astec Australia Pty Ltd
Sumner Park, Australia
Other Group

Other Group
Peterson Pacific
Astec Australia

Peterson Pacific Corp.

Astec Australia (Pty) Ltd

Green & More Sustainability
How do we do that?

Solutions
• Increase RAP to 50%
 without affecting quality and life of mixes

Recycling Asphalt Pavement
Removal of Old
Pavement
Processing of
Recycle
Converting to
Warm Mix Asphalt
Remixing & Paving
the New Road

Removal of Old Pavement
Recycling Asphalt Pavement

Processing Reclaimed Asphalt Pavement (RAP)
Recycling Asphalt Pavement

Converting to Warm Mix Asphalt
Recycling Asphalt Pavement

Recycling Asphalt Pavement
Burn Less Fuel

 – By Milling & Recycling - 100% of the
  material can be re-used
 – Reduce oil consumption by 80,000,000
  bbl/year…approximately 7 days of
  imported oil
Recycling Asphalt Pavement

Remixing and Paving the Road
Recycling Asphalt Pavement

-WMA-
-HMA-

Solutions
• Increase RAP to 50%
 without affecting quality and life of mixes
• Increase the use of Tear-Off Shingles
 without affecting quality and life of mixes

Asphalt Roofing Shingles

Adjusted to reflect continuing operations and unusual items
(in Millions, except for percentage and EPS data)
	FY	FY	FY	FY	FY
	2004	2005	2006	2007	2008
Net Sales	$505	$616	$711	$869	$974
Growth %	25%	22%	15%	22%	12%
GM %	20.4%	21.6%	23.7%	24.1%	24.0%
Income from Operations	$24	$40	$60	$87	$92
EPS	$0.62	$1.34	$1.81	$2.53	$2.80
Historical Highlights

Sales
Gross Margin
Operating Segments FY 2008

Price Per CWT

Debt to Total Capitalization

Adjusted to reflect continuing operations
International Sales

Adjusted to reflect continuing operations
(In Millions)
Part Sales

Year-end and Interim Backlogs
(In Thousands)
Backlog

• Return On Capital Employed
• Cash Flow on Capital Employed
• Safety
Management Compensation Metrics

• Strong Balance Sheet
• Positioned For Economic Conditions
• Greater International Penetration
• Significant Management Ownership
• Green Initiatives
Investment Highlights as of 6-30-09

ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA

ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA













TELSMITH

























































ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA










DOUBLE
BARREL
GREEN


SIX
PACK










HEATEC
HEATEC
HEATEC






FIRESTORM






KING



ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA








ROADTEC
RT-500




ROADTEC


SX 7








C
CARLSON
EZ V


CARLSON




ARLSON

ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA












RT 130
ASTEC















ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA


















ROADTEC










RX-900
ROADTEC
Full-Lane Milling Machine


ASTEC
MOBILE SCREENS
an Astec Industries, Inc. Company


ASTEC
DOUBLE BARREL GREEN
ASTEC

LAFARGE


NOZZLE VALVE
CLOSED
ADJUSTABLE
JET
AC
MANIFOLD
WATER IN
WATER
PASSAGE
WATER
PASSAGE
BOILING
CHAMBER
SPRAY NOZZLE
FOAM NOZZLE CLOSED
NOZZLE VALVE
OPEN
ADJUSTABLE
JET
AC
MANIFOLD
WATER IN
WATER
PASSAGE
360º
WATER
PASSAGE
4 POINTS
BOILING
CHAMBER
SPRAY NOZZLE
FOAM NOZZLE OPEN


ROADTEC
SB2500D
CALL BOX
ROADTEC



GRANITE CONSTRUCTION COMPANY SINCE 1922





Peterson Asphalt Shingle Grinders

Enabling Environmental Sustainability



Peterson
an Astec Industries Co.


Mobile Asphalt Paving 16%
Other 8%
Underground 14%
Aggregate & Mining 36%
Asphalt 26%


Other 19.2%
Underground 23.8%
Mobile Asphalt Paving 23.8%
Aggregate & Mining 23.7%
Asphalt 26.2%

Astec Industries, Inc. and Subsidiaries
Consolidated Statements of Operations
(In Thousands)
(Unaudited)

	Six Months Ended June 30	
	2009	2008
Net sales	$ 394,148	$ 540,775
Cost of sales	307,897	408,266
Gross profit	86,251	132,509
Selling, general, administrative & engineering expenses	63,034	72,369
Income from operations	23,217	60,140
Interest expense	352	252
Other income, net of expenses	1,143	839
Income before income taxes	24,008	60,727
Income taxes	8,836	22,080
Net income	15,172	38,647
Net income (loss) attributable to noncontrolling interest	(9)	56
Net income attributable to controlling interest	$ 15,181	$ 38,591

Earnings per Common Share		
Net income attributable to controlling interest		
Basic	$ 0.68	$ 1.73
Diluted	$ 0.67	$ 1.71

Astec Industries, Inc. and Subsidiaries
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30, 2009	June 30, 2008
Assets		
Current assets		
Cash and cash equivalents	$ 10,153	$ 39,491
Receivables, net	87,058	107,853
Inventories	266,751	234,175
Prepaid expenses and other	23,092	16,925
Total current assets	387,054	398,444
Property and equipment, net	170,149	147,039
Other assets	48,040	51,916
Total assets	$ 605,243	$ 597,399
Liabilities and equity		
Current liabilities		
Revolving credit loan	$ 11,909	-
Accounts payable - trade	37,262	63,470
Other accrued liabilities	66,668	94,541
Total current liabilities	115,839	158,011
Other non-current liabilities	29,145	22,620
Total equity	460,259	416,768
Total liabilities and equity	$ 605,243	$ 597,399


Marketplace Steel Plate Pricing
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
January, 2003 thru July, 2009



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2004
2005
2006
2007
2008
6/30/09
Total Debt
Debt to Total Cap

(In Millions)


123
116
192
278
352
66
61
88
118
186
133
2004
2005
2006
2007
2008
2009
Second Quarter
Year-End


$200
$150
$100
$50
$0
116
144
165
186
205
61
73
86
88
103
90
2004
2005
2006
2007
2008
2009
Second Quarter
Year-End


300,000
250,000
200,000
150,000
100,000
50,000
0
2004
2005
2006
2007
2008
2Q 2008
2Q 2009
Asphalt
Aggregate
Underground
Paving
Other

ASTEC
INDUSTRIES, INC.
FAMILY OF COMPANIES



Astec Industries, Inc.
Corporate Headquarters
Chattanooga, Tennessee, USA